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                                                                  EXHIBIT 10.48


                               AMENDMENT NO. 7 TO
                          LOAN AND SECURITY AGREEMENT


     AMENDMENT NO. 7, dated as of December 31, 1998, to the LOAN AND SECURITY AGREEMENT, dated as of March 28, 1997, as amended by the FIRST AMENDMENT dated as of April 10, 1997, the SECOND AMENDMENT dated as of July 1, 1997, the THIRD AMENDMENT dated as of August 1, 1997, the FOURTH AMENDMENT dated as of November 22, 1997, the FIFTH AMENDMENT dated as of July 10, 1998 and the SIXTH AMENDMENT, dated as of August 31, 1998 (as so amended, the "Loan and Security Agreement"), between FOOTHILL CAPITAL CORPORATION, a California corporation, with a place of business located at 11111 Santa Monica Boulevard, Suite 1500, Los Angeles, California 90025-3333, and DORSEY TRAILERS, INC., a Delaware corporation, with its chief executive offices located at 2727 Paces Ferry
Road, One Paces Ferry West, Suite 1700, Atlanta, Georgia 30339.



                                    Preamble


     The Borrower has requested Foothill to amend the Loan and Security Agreement to provide for a permitted overadvance in an amount not to exceed (i) $2,000,000, through and including January 31, 1999, (ii) $1,500,000, from February 1, 1999 through and including February 28, 1999, and (iii) $1,000,000, from March 1, 1999 through and including March 31, 1999. Accordingly, the Borrower and Foothill hereby agree as follows:

     1. Definitions. All terms used herein which are defined in the Loan and Security Agreement and not otherwise defined herein are used herein as defined therein.

     2. Definition of Overadvance Amount. The definition of the term "Overadvance Amount" in Section 1.1 of the Loan and Security Agreement is hereby amended in its entirety to read as follows:

         "Overadvance Amount" means (i) $2,000,000, from September 1, 1998 through and including January 31, 1999, (ii) $1,500,000, from February 1, 1999 through and including February 28, 1999, (iii) $1,000,000, from March 1, 1999 through and including March 31, 1999, and (iv) $0.00, after March 31, 1999."



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     3.  Section 2.10(g) of the Loan and Security Agreement.  Section 2.10(g)
of the Loan and Security Agreement is hereby amended in its entirety to read as follows:

       "(g) Overadvance Fee. (i) On each of February 1, 1999, March 1, 1999 and April 1, 1999, the Borrower will pay to Foothill a monthly fee equal to the greater of (A) $15,000 and (B) the product of (y) $1,000 and (z) the aggregate number of days during the immediately previous calendar month in which an Overadvance existed or would have existed if the Overadvance Amount was zero as of such date.

       (ii) If, an Overadvance exists, at the election of Foothill, the Borrower will pay Foothill a fee equal $1,000 per day for each day that an Overadvance exists."


     4. Section 7.20(c) of the Loan and Security Agreement. Section 7.20(c) of the Loan and Security Agreement is hereby amended in its entirety to read as follows.

       "(c) EBTDA. EBTDA for each period of two consecutive preceding months on the date set forth below of at least the amount set forth opposite such date:


       Two Months Period Ending         EBTDA
       ------------------------         --------
       December 31, 1998                $500,000
       February 28, 1999                $300,000


     5. Conditions. This Amendment shall become effective only upon satisfaction in full of the following conditions precedent (the first date upon which all such conditions have been satisfied being herein called the "Effective Date"):

       (a) The representations and warranties contained in this Amendment and in
Section 5 of the Loan and Security Agreement and each other Loan Document shall be correct on and as of the Effective Date as though made on and as of such date (except where such representations and warranties relate to an earlier date in which case such representations and warranties shall be true and correct as of such earlier date); no Default or Event of default shall have occurred and be continuing on the Effective Date or result from this Amendment becoming effective in accordance with its terms.

       (b) Foothill shall have received a counterpart of this Amendment, duly executed by the Borrower.

       (c) All legal matters incident to this Amendment shall be satisfactory to Foothill and its counsel.




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     6.  Representations and Warranties.  The Borrower hereby represents and warrants to Foothill as follows:

       (a) The Borrower (i) is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and (ii) has all requisite corporate power, authority and legal right to execute, deliver and perform this Amendment, and to perform the Loan and Security Agreement, as amended hereby.

       (b) The execution, delivery and performance of this Amendment by the Borrower, and the performance by the Borrower of the Loan and Security Agreement, as amended hereby (i) have been duly authorized by all necessary corporate action, (ii) do not and will not contravene its charter or by-laws or any applicable law, and (iii) except as provided in the Loan Documents, do not and will not result in the creation of any Lien upon or with respect to any of its respective properties.

       (c) This Amendment and the Loan and Security Agreement, as amended hereby, constitute the legal, valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with its terms.

       (d) No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority is required in connection with the due execution, delivery and performance by the Borrower of this Amendment and the performance by the Borrower of the Loan and Security Agreement as amended hereby.

       (e) The representations and warranties contained in Section 7 of the Loan and Security Agreement and each other Loan Document are correct on and as of the Effective Date as though made on and as of the Effective Date (except to the extent such representations and warranties expressly relate to an earlier date in which case such representations and warranties shall be true and correct as of such earlier date), and no Default or Event of Default has occurred and is continuing on and as of the Effective Date or will result from this Amendment becoming effective in accordance with its terms.

     7. Continued Effectiveness of the Loan and Security Agreement and Loan Documents. The Borrower hereby (i) confirms and agrees that each Loan Document to which it is a party is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects except that on and after the Effective Date of this Amendment all references in any such Loan Document to "the Loan and Security Agreement", the "Agreement" "thereto", "thereof" "thereunder" or words of like import referring to the Loan and Security Agreement shall mean the Loan and Security Agreement as amended by this Amendment; and (ii) confirms and agrees that to the extent that any such Loan Document purports to assign or pledge to Foothill, or to grant a security interest in or Lien on, any collateral as security for the obligations of the Borrower from time to time existing in respect of the Loan and Security Agreement and the Loan Documents, such pledge, assignment and/or grant of the security interest or Lien is hereby ratified and confirmed in all respects.




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     8.  Miscellaneous.

     (a) This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

     (b) Section and paragraph headings herein are included for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

     (c) This Amendment shall be governed by, and construed in accordance with, the laws of the State of California.

     (d) The Borrower will pay on demand all reasonable fees, costs and expenses of Foothill in connection with the preparation, execution and delivery of this Amendment including, without limitation, reasonable fees disbursements and other charges of Schulte Roth & Zabel LLP, counsel to Foothill.



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     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered.


          DORSEY TRAILERS, INC.,
          a Delaware corporation


          By: /s/ Kurt Herbst
             ---------------------------------
               Name:  Kurt Herbst
               Title: Vice-President - Finance


          FOOTHILL CAPITAL CORPORATION,
          a California corporation


          By: /s/ Victor Barwig
             ---------------------------------
               Name:  Victor Barwig
               Title: Vice President



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